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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)   April 26, 1999
                                                         ______________


                              GLOBAL CROSSING LTD.
            ________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


          Bermuda                      000-24565                 98-0189783
____________________________          ___________            ___________________
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
________________________________________________________________________________
(Address of Principal Executive Offices)                              (Zip Code)


      Registrant's telephone number, including area code   (441) 296-8600
                                                           ______________


                                NOT APPLICABLE
________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

     On April 25, 1999, the Registrant issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K.


Item 7. Exhibits.

        The following exhibit is filed as part of this Current Report on Form 8-K:

 Exhibit Number                                Exhibit
----------------                               -------

    99.1              Press Release of the Registrant, dated April 25, 1999

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBAL CROSSING LTD.
                                         (Registrant)

                                    /s/  Dan J. Cohrs
                                    ____________________________
                                    Dan J. Cohrs
                                    Senior Vice President and
                                    Chief Financial Officer

Date:  April 26, 1999

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